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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported): February 9, 2000


               CWABS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2000, providing for the issuance of the CWABS, INC., Asset-Backed Certificates, Series 2000-1).

                                CWABS, INC.
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          (Exact name of registrant as specified in its charter)


          Delaware                     333-84365                95-4596514
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(State or Other Jurisdiction          (Commission            (I.R.S. Employer
      of Incorporation)               File Number)         Identification No.)


   4500 Park Granada
 Calabasas, California                                             91302
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 (Address of Principal                                           (Zip Code)
  Executive Offices)




     Registrant's telephone number, including area code (818) 225-3240
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                                                         6
Item 5.  Other Events.
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Filing of Computational Materials

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWABS, Inc. (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to its Asset-Backed Certificates, Series 2000-1.

     In connection with the offering of the Asset-Backed Certificates, Series 2000-1, Salomon Smith Barney Inc. ("SSB"), as underwriter of the Offered Certificates, has prepared certain materials (the "SSB Computational Materials") for distribution to their potential investors. Similarly, Countrywide Securities Corporation ("CSC"), as underwriter of the Offered Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to their potential investors. Although the Company provided SSB and CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the SSB Computational Materials or the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The SSB Computational Materials, which are listed as Exhibit 99.1 hereto and the CSC Computational Materials, which are listed as Exhibit 99.2 hereto, are filed on Form SE dated February 9, 2000.




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*   Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus and the prospectus supplement of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2000-1.


Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

               99.1 SSB Computational Materials filed on Form SE dated February 9, 2000.

               99.2 CSC Computational Materials filed on Form SE dated. February 9, 2000






                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CWABS, INC.



                                          By: /s/ Michael Muir
                                              --------------------------
                                              Michael Muir
                                              Vice President



Dated: February 9, 2000

Exhibit Index


Exhibit                                                                  Page

99.1  Salomon Smith Barney Inc. Computational Materials filed on
      Form SE dated February 9, 2000.

99.2 Countrywide Securities Corporation Computational Materials filed on Form SE dated February 9, 2000.